                                                                   EXHIBIT 10.29


                         REGISTRATION RIGHTS AGREEMENT


          Registration Rights Agreement, dated as of July 12, 2000 (this "Agreement"), among iPCS, Inc., a Delaware corporation (the "Company"),
                                                             -------
Blackstone/iPCS L.L.C., a Delaware limited liability company, Blackstone iPCS Capital Partners L.P., a Delaware limited partnership, and Blackstone Communications Partners I L,.P., a Delaware limited partnership (collectively and including successors, assigns and Transferees thereof, "Blackstone"), and
                                                            ----------
TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW Leveraged Income Trust, L.P., TCW Leveraged Income Trust II, L.P., TCW Leveraged Income Trust IV, TCW Shared Opportunity Fund II, Shared Opportunity Fund IIB, L.L.C. and TCW Shared Opportunity Fund III, L.P. (collectively and including successors, assigns and Transferees, "TCW") (Blackstone and TCW, collectively,
                                      ---
the "Holders").
     -------

          WHEREAS, the Company, and Blackstone and TCW are parties to an Investment Agreement, dated as of July 12, 2000, (the "Investment Agreement") pursuant to which Blackstone and TCW are purchasing newly issued shares of Series A-1 Convertible Participating Preferred Stock and, subject to certain conditions, committed to purchase newly issued shares of Series A-2 Convertible Participating Preferred Stock (collectively, the "Preferred Stock"), in each
                                                  ---------------
case convertible into shares of Common Stock (as defined below); and

          WHEREAS, as a condition to such purchases, the Company is providing the purchasers with such registration rights described herein.

          NOW THEREFORE, the Company and Blackstone hereby agree as follows:

          1.   Definitions.  As used in this Agreement, the following terms
               -----------
shall have the following respective meanings:

          "Common Stock" means the common shares, par value $0.01 per share, of
           ------------
     the Company and any securities issued or distributed in respect thereof, or in substitution therefor, in connection with any stock split, dividend, spin-off or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization or business combination.

          "Common Stock Equivalents" means any stock (including the Preferred
           ------------------------
     Stock), warrants, rights, calls, options, debt or other securities exchangeable or exercisable for or convertible into Common Stock.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
     amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          "Initial Public Offering" shall mean the earlier of (i) the closing of
           -----------------------
     the first public offering of shares of Common Stock or Common Stock Equivalents or other equity securities by the Company or any other Person in a primary or secondary offering pursuant to an effective registration statement filed by the Company under the Securities Act or (ii) the effectiveness of any "shelf" registration statement pursuant to Rule 415 under the Securities Act filed by the Company under the Securities Act other than, in each case, (A) any "shelf" registration pursuant to Rule 415 under the Securities Act of the Warrants and Warrant Shares pursuant to the Warrant Registration Rights Agreement (as such terms are defined in the Purchase Agreement dated June 29, 2000 among the Company, iPCS Equipment, Inc., iPCS Wireless, Inc., Donaldson Lufkin & Jenrette Securities Corporation and TD Securities (USA) Inc. and (B) any registration under the Securities Act of the shares of Common Stock issuable upon exercise of any warrant issued in accordance with the Amended and Restated Addendum III to the Management Agreement (as defined in the Investment Agreement).

          "Registrable Securities" shall mean any shares of Common Stock and any
           ----------------------
     shares of Common Stock owned or to be acquired upon conversion, exercise or exchange of Common Stock Equivalents, in each case now or hereafter owned by the Holders. As to any particular Registrable Securities, once issued, such Registrable Securities shall cease to be Registrable Securities when
     (i) a registration statement with respect to the sale by the applicable Holder of such securities has become effective under the Securities Act and such securities have been disposed of in accordance with such registration statement, (ii) such securities have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act,
     (iii) such securities have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer have been delivered by the Company and subsequent disposition of such securities does not require registration or qualification of such securities under the Securities Act or any state securities or blue sky law then in force, or
     (iv) such securities have ceased to be outstanding.

          "Registration Expenses" shall mean all expenses incident to the
           ---------------------
     Company's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees and
                                    ----
     expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger, telephone and delivery expenses, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange or national market system, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit, special audit and "cold comfort" letters required by or incident to such performance and compliance), securities laws liability insurance (if the Company so desires), the fees and disbursements of underwriters (including, without limitation, all fees and expenses of any "qualified independent underwriter" required by the rules of the NASD) customarily paid by issuers or sellers of securities (excluding, for the sake of clarity, the fees and expenses of counsel), the expenses customarily borne by the issuers of securities in a "road show" presentation to potential investors, the reasonable fees and disbursements of any Holder's counsel, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other persons retained by the Company (but not including any underwriting discounts or commissions (which shall be paid or borne by the selling Holder) or transfer taxes, if any, attributable to the sale of Registrable Securities) and other reasonable out-of-pocket expenses of the Holder.

          "SEC" shall mean the Securities and Exchange Commission or any other
           ---
     federal agency at the time administering the Securities Act or the Exchange Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
     any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          "Transferee" means any Person (as defined in the Investment Agreement)
           ----------
     to whom any Holder or any Transferee thereof transfers Registrable Securities.

          2.   Demand Registration.
               -------------------

          (a) Request by Blackstone.  Upon the written request of Blackstone
              ---------------------
at any time after an Initial Public Offering requesting that the Company effect the registration under the Securities Act of all or part of the Registrable Securities and specifying the intended method of disposition thereof, the Company will use its reasonable best efforts to effect the registration under the Securities Act of such Registrable Securities (which registration shall also include such Registrable Securities requested by TCW to be included in such registration request made by Blackstone). Blackstone and the Company shall consult with one another at the beginning of, and throughout, the registration process to coordinate the timing of the proposed offering, among other things with respect to the existence of any material business combination discussions that may be ongoing.

          (b) Registration Statement Form.  If any registration requested
              ---------------------------
pursuant to this Section 2 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

The Company agrees to include in any registration statement all information which, in the opinion of counsel to the underwriters, if any, Blackstone and the Company is required to be included.

          (c) Effective Registration Statement.  A registration requested
              --------------------------------
pursuant to this Section 2 shall not be deemed to have been effected:

          (i) unless a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act for at least 6 months with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition thereof set forth in such registration statement, other than primarily as a result of acts or omissions of any selling Holder or any authorized agent thereof;

          (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Entity (as defined in the Investment Agreement) for any reason not attributable to Blackstone or any of its Affiliates and has not thereafter become effective; or

          (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived.

          (d) Shelf Registration.  Blackstone shall be permitted to request
              ------------------
that any registration under this Section 2 be made under Rule 415 under the Securities Act (the "Shelf Registration"). The Company shall use its reasonable
                     ------------------
best efforts to keep the Shelf Registration continuously effective for the period beginning on the date on which the Shelf Registration is declared effective and ending on the first date that there are no Registrable Securities covered by such registration. During the period during which the Shelf Registration is effective, the Company shall supplement or make amendments to the Shelf Registration, if required by the Securities Act or if reasonably requested by Blackstone or an underwriter of Registrable Securities, including to reflect any specific plan of distribution or method of sale, and shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

          (e) [Intentionally omitted]

          (f) Priority in Requested Registrations.  If a requested
              -----------------------------------
registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter advises the Company and the Holders in writing that, in its opinion, the number of securities requested to be included in such registration by all other holders (including securities of the Company which are not Registrable Securities and which the holder thereof has the right to include in any such registration) exceeds the largest number of securities which can be sold without reasonably expecting to have an adverse effect on such offering, including the price at which such securities can be sold, the number of such securities to be included in such registration shall be reduced to such extent, and the Company shall include in such registration such maximum number of securities as follows: (i) first, all the Registrable Securities requested to be included in such registration by the Holders, (ii) second, to the extent that the number of Registrable Securities which the Holders have requested to be included in such registration is less than the number of equity securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, all the securities which the Company proposes to sell for its own account, and (iii) third, to the extent that the number of securities which the Holders have requested to be included in such registration and the number of equity securities which the Company proposes to sell for its own account is, in the aggregate, less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of securities requested to be included in such registration by all other holders thereof pursuant to this Section 2 shall be limited to such extent, and, subject to any rights of such other holders, shall be allocated pro rata among all such holders on the basis of the relative number of such securities then held by each such holder; provided that any such amount thereby allocated to any such holder that exceeds such holder's request shall be reallocated among the remaining requesting holders in like manner. If any Holder advises the managing underwriter of any underwritten offering that the Registrable Securities and other securities covered by the registration statement cannot be sold in such offering within a price range acceptable to such Holder, then such Holder shall have the right to exclude its Registrable Securities from registration.

          (g) Postponements in Requested Registrations.  (i) If, upon receipt
              ----------------------------------------
of a registration request pursuant to Section 2(a), the Company is advised in writing by a nationally recognized investment banking firm selected by the Company that, in such firm's opinion, a registration by the Company at the time and on the terms requested would adversely affect any public offering of securities of the Company (other than in connection with employee benefit and similar plans, in connection with the Sprint warrants or in connection with the high yield warrants) (a "Company Offering") with respect to which the Company
                         ----------------
has commenced preparations for a registration prior to the receipt of a registration request pursuant to Section 2(a) and the Company furnishes Blackstone with a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Company to such effect (the "Transaction Delay Notice")
                                                      ------------------------
promptly after such request, the Company shall not be required to effect a registration pursuant to Section 2(a) until the earliest of (A) 90 days after the completion of such Company Offering, (B) promptly after the abandonment of such Company Offering or (C) 90 days after the date of the Transaction Delay Notice; provided, however, that in any event the Company shall not be required to effect any registration prior to the termination, waiver or reduction of any "blackout period" required by the underwriters to be applicable to Blackstone in connection with any Company Offering.

          (ii) If upon receipt of a registration request pursuant to Section 2(a) or while a registration request pursuant to Section 2(a) is pending, the Company determines in its good faith judgment after consultation with its securities counsel that the filing of a registration statement or any amendment thereto would require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential and the Company provides Blackstone written notice (the "Information Delay Notice" and, together
                                         ------------------------
with the Transaction Delay Notice, the "Delay Notice") thereof promptly after
                                        ------------
the Company makes such determination, which shall be made promptly after the receipt of any request, the Company shall not be required to comply with its obligations under Section 2(a) until the earlier of (A) the date upon which such material information is disclosed to the public or ceases to be material or (B) 90 days after Blackstone's receipt of such notice.

          (iii) Notwithstanding the foregoing provisions of this Section 2(f), the Company shall be entitled to serve only one Delay Notice (A) within any period of 120 consecutive days or (B) with respect to any two consecutive registrations requested pursuant to Section 2(a).

          (h) Limitations on Registration on Request.  Notwithstanding anything
              --------------------------------------
in this Section 2 to the contrary, in no event will Blackstone be entitled to more than three registrations in the aggregate pursuant to Section 2(a), unless either (i) a registration so requested is not deemed to have been effected pursuant to Section 2(c) or (ii) the number of Registrable Securities included by Blackstone in such registration and sold pursuant thereto is less than 90% of the number of shares of Registrable Securities sought to be included by Blackstone in such registration.

          (i) Expenses.  The Company will pay all Registration Expenses in
              --------
connection with the registrations requested pursuant to Section 2(a).

          (j) Selection of Underwriters.  If in any requested registration
              -------------------------
pursuant to Section 2 Blackstone requests that such registration shall be in the form of an underwritten offering, such offering shall be an underwritten offering and the Company, in consultation with Blackstone, shall have the right to select any investment banker and manager or co-managers to administer the offering (subject to the approval of Blackstone (such approval not to be unreasonably withheld)). The Company shall (together with Blackstone) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting, as well as all other documents customary in similar offerings, including, without limitation, underwriting agreements, custody agreements, powers of attorney, and indemnification agreements.

          3.   Incidental Registration.
               -----------------------

          (a)  Rights to Include Registrable Securities. If the Company proposes
               ----------------------------------------
to register (other than pursuant to Section 2 hereof) any of its equity securities under the Securities Act (other than a registration on Form S-8, S-4 or any successor or similar forms), whether or not for sale for its own account, at any time after an Initial Public Offering (other than (i) a registration relating to an Initial Public Offering, (ii) the registration of the Sprint warrants exclusively and (iii) the registration of the high yield warrants exclusively), then the Company will each such time, subject to the provisions of
Section 3(b) hereof, give prompt written notice to the Holders of its intention to do so and of Holders' rights under this Section 3, at least 15 business days prior to the anticipated filing date of the registration statement relating to such registration. Such notice shall offer the Holders the opportunity to include in such registration statement such number of Registrable Securities as each Holder may request. Upon the written request any Holder made within 10 business days after the receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder), the Company shall use its reasonable best efforts to effect the proposed registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Holder to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided that (i) if such registration involves an underwritten offering, any such Holder must sell its Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company (except that indemnification obligations of any such Holder shall be limited to those obligations set forth in Section 6 hereof) and (ii) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to each such Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. If a registration pursuant to this Section 3(a) involves an underwritten public offering, any such Holder may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. No registration effected under this Section 3 shall relieve the Company of its obligations to effect registrations upon request under Section 2 hereof. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.

          (b)  Priority in Incidental Registrations.  (i) Subject to paragraph
               ------------------------------------
(ii) below, if a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of equity securities (including all Registrable Securities) which the Company, the Holders and any other persons intend to include in such registration exceeds the largest number of securities which can be sold without reasonably expecting to have an adverse effect on such offering, including the price at which such securities can be sold, the number of such securities to be included in such registration shall be reduced to such extent, and the Company will include in such registration such maximum number of securities as follows: (A) if such registration is initiated during the eighteen month period following an Initial Public Offering, (I) first, all the securities the Company proposes to sell for its own account in such registration, (II) second, to the extent that the number of securities which the Company proposes to sell for its own account pursuant to Section 3(a) hereof is less than the number of equity securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, all Registrable Securities requested to be included in such registration by the Holders shall be limited to such extent and shall be allocated pro rata among such Holders on the basis of the relative number of Registrable Securities then held by each such Holder, provided that any such amount thereby allocated to any such Holder that exceeds such Holder's request shall be reallocated among the remaining requesting Holders in like manner and (III) third, to the extent that the number of equity securities which the Company proposes to sell for its own account and the Registrable Securities which the Holders have requested to be included in such registration pursuant to Section 3(a) hereof is, in the aggregate, less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such securities requested to be included in such registration by the holders thereof shall be limited to such extent and, subject to any rights of such holders, shall be allocated pro rata among all such holders on the basis of the relative number of such securities then held by each such holder; provided, that any such amount thereby allocated to any such holder that exceeds such holder's request shall be reallocated among the remaining requesting holders in like manner or (B) if such registration is initiated after the expiration of the eighteen month period following an Initial Public Offering, (I) first, all the securities the Company proposes to sell for its own account and (II) second, to the extent that the number of securities which the Company proposes to sell for its own account pursuant to Section 3(a) hereof is less than the number of equity securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the aggregate of the number of Registrable Securities requested to be included in such registration by the Holder and the number of such securities requested to be included in such registration by other holders shall be limited to such extent, and shall be allocated pro rata among the Holder and all such holders on the basis of the relative number of such securities then held by the Holder and each such holder; provided, that any such amount thereby allocated to each Holder or any such other holder that exceeds such Holder's or such holder's request, respectively, shall be reallocated among the Holders and the remaining requesting holders in like manner, as applicable.

          (ii) If any holder of Common Stock, Common Stock Equivalents or other equity securities of the Company other than Blackstone makes a requested or demand registration, other than in connection with the registration relating to the Sprint warrants exclusively or the high yield warrants exclusively (the "Requesting Holder") and such requested or demand registration involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including Registrable Securities) exceeds the largest number of securities which can be sold without reasonably expecting to have an adverse effect on such offering, including the price at which such securities can be sold, the number of such securities to be included in such registration shall be reduced to such extent, and the Company shall include in such registration such maximum number of securities as follows: (A) first, the number of such securities requested to be included in such registration by the Requesting Holder and the Holders shall be limited to such extent, and shall be allocated pro rata between them on the basis of the relative number of such securities then held by the Requesting Holder and the requesting Holders; provided that any such amount thereby allocated to any such holder that exceeds such holder's request shall be reallocated to the other remaining Requesting Holders and requesting Holders, and (B) second, to the extent that the number of securities which the Requesting Holder and the Holders have requested to be included in such registration is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of securities requested to be included in such registration by all other holders thereof; provided that, the number of Registrable Securities that can be registered by such other holders shall be limited to such extent, and, subject to any rights of such other holders, shall be allocated pro rata among all such holders on the basis of the relative number of such securities then held by each such holder; and provided further that any such amount thereby allocated to any such holder that exceeds such holder's request shall be reallocated among the remaining requesting holders in like manner.

          4.   Holdback Agreements.
               -------------------

          (a)  Restrictions on Public Sale by Blackstone.  So long as Blackstone
               -----------------------------------------
owns Registrable Securities representing not less than 5% of the outstanding Common Stock, if any registration of Common Stock shall be in connection with an underwritten public offering, the Holders agree not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of other equity securities of the Company or of any securities convertible into or exchangeable or exercisable for any other equity securities of the Company (in each case, other than as part of such underwritten public offering) during the 15 days prior to, and during such period as the managing underwriter may request (not to exceed 180 days) beginning on, the closing date of the sale of the Common Stock pursuant to an effective registration statement, except as part of such registration.

          (b)  Restrictions on Public Sale by the Company and Others.  If any
               -----------------------------------------------------
registration of Registrable Securities shall be made in connection with an underwritten public offering, the Company agrees (i) not to effect any public sale or distribution of any Common Stock, Common Stock Equivalents or other equity securities or of any security convertible into or exchangeable or exercisable for any Common Stock, Common Stock Equivalents or other equity securities of the Company (other than in connection with an employee stock option or other benefit plan) during the 15 days prior to, and during the 180-day period beginning on, the closing date of the sale of the Registrable Securities pursuant to an effective registration statement (except as part of such registration) and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed Common Stock, Common Stock Equivalents or other equity securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the period referred to in the foregoing clause (i), including any sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted).

          5.   Registration Procedures.
               -----------------------

          If and whenever the Company is required to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

          (a) use its reasonable best efforts to prepare and file with the SEC within 60 days (or, for registration on a Form S-3 or any similar short-form registration statement, 30 days), after receipt of a request for registration with respect to such Registrable Securities, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its reasonable best efforts to cause such registration statement to become and remain effective as promptly as practicable, subject to the right Blackstone to defer the Company's request for the acceleration of effectiveness of any such registration statement as may be necessary to accommodate the anticipated timetable for such offering; provided that before filing with the SEC a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to the selling Holders copies of the form of preliminary prospectus proposed to be filed and furnish to counsel of the selling Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel and shall not be filed without the approval of such counsel and (ii) notify the selling Holders of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

          (b) subject to Section 2(d) in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) promptly furnish to each Holder and each underwriter, if any, of Registrable Securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, copies of any correspondence with the SEC or its staff relating to the registration statement and such other documents as any Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by Blackstone;

          (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Holder or each underwriter, if any, reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (e) use its reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other Governmental Entities as may be necessary by virtue of the business and operations of the Company to enable the selling Holders to consummate the disposition of such Registrable Securities;

          (f) immediately notify the selling Holders (the facts prompting which notification the selling Holders shall keep confidential) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Company will promptly prepare and furnish to the selling Holders a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (g) use its reasonable best efforts to prevent the issuance of and obtain the withdrawal of any stop order suspending the effectiveness of a registration statement relating to the Registrable Securities or of any order preventing or suspending the use of any preliminary or final prospectus at the earliest practicable moment;

          (h) if requested by the managing underwriter or underwriters or any Holder, immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and each applicable selling Holder agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

          (i) cooperate with the Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least three business days prior to any sale of the Registrable Securities to the underwriters;

          (j) use its reasonable best efforts to cause all such Registrable Securities to be listed on a national securities exchange or quotation system, and on each securities exchange or quotation system on which similar securities issued by the Company are then listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form, provided that the applicable listing requirements are satisfied, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

          (k) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as Blackstone or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification and making appropriate members of senior management of the Company available (subject to consulting with them in advance as to schedule) for customary participation in "road show" presentations to potential investors;

          (l) make available for inspection by the Holders, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement;

          (m) use its reasonable best efforts to obtain (i) an opinion or opinions of counsel to the Company and (ii) a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by opinions and "cold comfort" letters as Blackstone or the underwriter requests;

          (n) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, within the required time periods, an earnings statement covering a period of at least twelve months, beginning with the first month after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder or any successor provisions thereto;

          (o) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after initial filing of the registration statement), provide copies of such document to counsel to the selling Holders and to the managing underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for the selling Holders may request;

          (p) promptly notify the selling Holders, counsel for the selling Holders and the managing underwriter or agent, (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes; and

          (q) cooperate with the selling Holders and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with or any other securities exchange and/or the NASD.

          It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of any Holder that such Holder shall furnish to the Company such information regarding the securities held by such Holder and the intended method of disposition thereof as the Company shall reasonably request in connection with such registration.

          Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(f) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until Blackstone receives the copies of the prospectus supplement or amendment contemplated by Section 5(f) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 5(b) hereof shall be extended by the greater of (i) three months or (ii) the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(f) hereof to and including the date when such Holder shall have received the copies of the prospectus supplement or amendment contemplated by Section 5(f) hereof.

          6.   Indemnification.
               ---------------

          (a)  Indemnification by the Company.  In the event of any registration
               ------------------------------
of any Registrable Securities under the Securities Act pursuant to Section 2 or 3 hereof, the Company will, and it hereby does, indemnify and hold harmless, to the full extent permitted by law, each Holder, their directors and officers, employees, stockholders, general partners, limited partners, members, advisory directors and managing directors (and directors, officers, stockholders, general partners, limited partners, members, advisory directors, managing directors and controlling persons thereof), each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls, is controlled by or is under common control with any Holder or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent) to which such Holder, any such director, or officer, employee, stockholder, general or limited partner, member, or advisory or managing director or any such underwriter or controlling person may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus, in light of the circumstances under which they are made), and the Company will reimburse each Holder and each such director, officer, employee, general partner, limited partner, advisory director, managing director or underwriter and controlling person for any legal or any other expenses reasonably incurred by them as such expenses are incurred in connection with investigating or defending such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder or any such director, officer, employee, general or limited partner, managing director or underwriter specifically stating that it is for use in the preparation thereof; provided, further, however, that the Company shall not be required to indemnify any such Person if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the final prospectus or any amendment or supplement thereto and the final prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by such indemnified Person resulted from any action, claim or suit by any Person who purchased Registrable Securities which are the subject thereof from such indemnified Person and it is established in the related proceeding that such indemnified Person failed to deliver or provide a copy of the final prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the final prospectus (as amended or supplemented) was a result of noncompliance by the Company with this Section 6 or as a result of the failure of the Company to provide such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of each Holder or any such director, officer, employee, general partner, limited partner, managing director, underwriter or controlling person and shall survive the transfer of such securities by any Holder.

          (b)  Indemnification by Holders and Underwriters.  Each Holder and any
               -------------------------------------------
underwriter will, and they hereby do, indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6) the Company and its directors, officers, employees, controlling persons and all other prospective sellers and their respective directors, officers, general and limited partners, managing directors, and their respective controlling persons, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the consent of the applicable Holder and any underwriter) to which the Company and its directors, officers, employees, controlling persons or any other prospective sellers and their respective directors, officers, general and limited partners, managing directors, and their respective controlling persons may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus, in light of the circumstances under which they are made), and the applicable Holder and any underwriter will reimburse the Company and its directors, officers, employees, controlling persons and all other prospective sellers and their respective directors, officers, general and limited partners, managing directors, and their respective controlling persons for any legal or any other expenses reasonably incurred by them as such expenses are incurred in connection with investigating or defending such loss, claim, liability, action or proceeding; provided that any Holder and any underwriter shall only be liable in any such case if any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder or any such underwriter specifically stating that it is for use in the preparation thereof; provided, further, however, that such Holder or underwriter shall not be required to indemnify the Company if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the final prospectus or any amendment or supplement thereto and the final prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by the Company resulted from any action, claim or suit by any Person who purchased Registrable Securities which are the subject thereof from the Company and it is established in the related proceeding that the Company failed to deliver or provide a copy of the final prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the final prospectus (as amended or supplemented) was a result of noncompliance by the Holder or any underwriter with this Section 6 or as a result of the failure of the Holder or any underwriter to provide such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, employee or controlling person. No Holder shall be liable under this Section 6 for any amounts exceeding the product of the purchase price per Registrable Security and the number of Registrable Securities being sold pursuant to such registration statement or prospectus by such Holder.

          (c)  Notices of Claims, Etc.  Promptly after receipt by an indemnified
               -----------------------
party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 6, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgement a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof or a court of competent jurisdiction determines that the indemnifying party is not vigorously defending such action or proceeding. An indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement of any pending or threatened proceeding which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to all indemnified parties of a release from all liability in respect to such claim or litigation, (ii) involves the imposition of equitable remedies or the imposition of any non-financial obligations on such indemnified party or (iii) does not otherwise adversely affect such indemnified party, other than as a result of the imposition of financial obligations for which such indemnified party will be indemnified hereunder. Notwithstanding anything to the contrary contained herein, an indemnifying party will not be obligated to pay the fees and expenses of more than one counsel (together with appropriate local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels (together with the fees of appropriate local counsel).

          (d)  Contribution. If the indemnification provided for in this Section
               ------------
6 is unavailable to an indemnified party under Section 6(a) or Section 6(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, and the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 6(a) and 6(b), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Holder and distributed to the public were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e)  Other Indemnification. Indemnification similar to that specified
               ---------------------
in Sections 6(a) and 6(b) (with appropriate modifications) shall be given by the Company and each Holder with respect to any required registration or other qualification of securities under any law or with any governmental authority other than as required by the Securities Act.

          (f)  Non-Exclusivity.  The obligations of the parties under this
               ---------------
Section 6 shall be in addition to any liability which any party may otherwise have to any other party.

          (g)  Indemnification Payments.  The indemnification and contribution
               ------------------------
required by Sections 6(a), 6(b) and 6(d) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          7.   Information to be Furnished by the Holders.  Each Holder shall
               ------------------------------------------
furnish to the Company such information as the Company may reasonably request and as shall be required in connection with the registration and related proceedings referred to herein. If such Holder fails to provide the Company with such information within two weeks of the Company's request, the Company's obligations hereunder with respect to such Holder's Registrable Securities shall be suspended until such Holder provides such information.

          8.   Miscellaneous.
               -------------

          (a)  Remedies.  The Company and each Holder acknowledge and agree that
               --------
in the event of any breach of this Agreement by any of them, the Holders and the Company would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

          (b)  Entire Agreement. This Agreement and the Stockholders Agreement
               ----------------
dated July 12, 2000 among the Company, the Holders, Geneseo Communications, Inc. and Cambridge Telcom, Inc. (the "Stockholders Agreement") constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understanding among the parties hereto with respect to the subject matter hereof (other than the Stockholders Agreement).

          (c)  Notices. Any notice, request, instruction or other document to be
               -------
given hereunder by any party hereto to another party hereto shall be in writing, shall be delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, or by Federal Express or other delivery service, to the address of the party set forth below or to such other address as the party to whom notice is to be given may provide in a written notice to the Company, a copy of which written notice shall be maintained on file with the Secretary of the Company.

          (1)  If to Blackstone, to:

               c/o The Blackstone Group
               345 Park Avenue, 31/st/ Floor
               New York, NY 10154
               Phone: (212) 583-5541
               Fax:   (212) 583-5722
               Attention: Michael S. Chae

               With a copy to:

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, New York 10017
               Phone: (212) 455-7063
               Fax:  (212) 455-2502
               Attention: Wilson S. Neely

          (2)  If  to TCW, to:

               TCW/Crescent Mezzanine, LLC
               11100 Santa Monica Boulevard, Suite 2000
               Los Angeles, CA 90025
               Attention: John C. Rocchio
               Facsimile: (310) 235-5967

               with a copy to:

               O'Melveny & Myers LLP
               400 South Hope Street
               Los Angeles, CA 90072-2899
               Attention: Kathryn Sanders
               Facsimile: (213) 430-6407

          (3)  If  to the Company, to:

               iPCS, Inc.

               121 West First Street
               Suite 200
               Geneseo, Illinois 61254
               Phone: (309) 945-1650
               Fax: (309) 945-1651
               Attention: Timothy M. Yager

               With a copy to:

               Mayer Brown & Platt
               190 South LaSalle Street
               Chicago, Illinois 60603
               Phone: (312) 782-0600
               Fax: (312) 701-7711
               Attention: Paul Theiss

          (d)  Applicable Law. This Agreement shall be governed by, and
               --------------
interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed in that State.

          (e)  Jurisdiction.  The courts of the State of New York in New York
               ------------
County and the United States District Court for the Southern District of New York shall have jurisdiction over the parties with respect to any dispute or controversy between them arising under or in connection with this agreement and, by execution and delivery of this agreement, each of the parties to this Agreement submits to the exclusive jurisdiction of those courts, including but not limited to the in personam and subject matter jurisdiction of those courts,
                   -- --------
waives any objections to such jurisdiction on the grounds of venue or forum non
                                                                      ----- ---
conveniens, the absence of in personam or subject matter jurisdiction and any
----------                 -- --------
similar grounds, consents to service of process by mail (in accordance with Section 8(c)) or any other manner permitted by law, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

          (f)  MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT
               ---------------------------
TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

          (g)  Severability.  The invalidity, illegality or unenforceability of
               ------------
one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

          (h) Other Agreements.  Nothing contained in this Agreement shall be
              ----------------
deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement.

          (i) Successors; Assigns; Transferees.  The provisions of this
              --------------------------------
Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Holders shall also be for the benefit of and enforceable by any Transferee or subsequent holder of Registrable Securities, subject to the provisions contained herein; provided that the Company is given written notice at the time or within 90 days of said transfer, stating the name and address of the Transferee and identifying the securities with respect to which such registration rights are being transferred; and provided, further, that the Transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement (in which case such Holder shall be released from such obligations). Each Holder shall have the exclusive option to determine which rights and obligations shall be assigned to any Transferee.

          (j) Other Entities.  The provisions of this Agreement shall be binding
              --------------
upon and accrue to the benefit of any affiliate or assignee of Blackstone or TCW that purchases any of Series A-2 Preferred Stock at the Series A-2 Closing (as such terms are defined in the Investment Agreement) and any such affiliate or assignee shall be deemed to be a party to this Agreement and included in the term "Blackstone" or "TCW", respectively, for purposes hereof.

          (k) Amendments, Waivers.  This Agreement may not be amended, modified
              -------------------
or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the Company, and Blackstone and (other than with respect to those provisions which do not relate to TCW) TCW.

          (l) Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

          (m) Limited Liability.  Notwithstanding any other provision of this
              -----------------
Agreement, neither the members, general partners, limited partners or managing directors, or any directors or officers of any members, general or limited partner, advisory director, nor any future members, general partners, limited partners, advisory director, or managing directors, if any, of Blackstone or TCW shall have any personal liability for performance of any obligation of Blackstone or TCW, respectively, under this Agreement in excess of the respective capital contributions of such members, general partners, limited partners or managing directors to Blackstone or TCW, as the case may be.

          (n) Adjustments Affecting Registrable Securities.  The Company will
              --------------------------------------------
not take any action, or permit any change to occur, with respect to the Registrable Securities which would

(i) adversely affect the ability of any Holder to include such Registrable Securities in a registration undertaken pursuant to this Agreement or (ii) adversely affect the marketability of such Registrable Securities in any such registration.

          (o) Rule 144.  If the Company is subject to the requirements of
              --------
Section 13, 14 or 15(d) of the Exchange Act, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of Blackstone, make publicly available such information) and it will take such further action as any Holder may reasonably request, so as to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          (p) Other Registration Rights.  (i) The Company covenants that it will
              -------------------------
not grant any right of registration under the Securities Act relating to any of its shares of Common Stock or Common Stock Equivalents or other equity securities to any person unless the Holders shall be entitled to have included in any registration effected (A) pursuant to Section 2 hereof, all Registrable Securities requested by it to be so included prior to the inclusion of any securities requested to be registered by the persons entitled to any such other registration rights pursuant to any provision providing registration rights comparable to those contained in Section 3 hereof and (B) pursuant to Section 3 hereof, during the period of eighteen (18) months following an Initial Public Offering, all Registrable Securities requested by such Holder to be so included
(I) prior to the inclusion of any securities requested to be registered by the persons entitled to any such other registration rights pursuant to any provision providing incidental registration rights comparable to those contained in
Section 3 hereof and (II) with respect to any Requesting Holder, pro rata with the inclusion of any securities requested to be registered by such Requesting Holder as provided for in Section 3(b)(ii).

          (ii) The Company covenants that it will not register any Common Stock or Common Stock Equivalents or other equity securities held by any person or entity, other than the Company, as part of an initial public offering of Common Stock by the Company in a primary offering pursuant to an effective registration statement (other than on Form S-4, Form S-8 or their equivalents) filed by the Company under the Securities Act.

          (iii) If the Company at any time grants to any other holders of Common Stock, Common Stock Equivalents or other equity securities of the Company any rights to request the Company to effect the registration (whether requested or incidental) under the Securities Act of any such securities on any terms more favorable to such holders than the terms set forth in this Agreement, the terms of this Agreement shall, at the request of Blackstone, be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits.

          (iv) The Company covenants that it will not enter into, or cause or permit any of its Subsidiaries to enter into, any agreement which conflicts with or limits or prohibits the exercise of the rights granted to the Holders in this Agreement.

          (v) The Company covenants that it will not grant any right of registration under the Securities Act relating to any of its shares of Common Stock or Common Stock Equivalents or other equity securities to any Person pursuant to any provision providing registration rights comparable to those contained in Section 2 hereof without providing that the exercise of such rights during the eighteen month period following an Initial Public Offering will only be permitted following the consummation of an underwritten public offering by Blackstone.

          (r) Headings.  The headings and captions contained herein are for
              --------
convenience of reference only and shall not control or affect the meaning or construction of any provision hereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              iPCS, INC.


                              By: /s/ Timothy M. Yager
                                  ---------------------------------------------
                                  Name:  Timothy M. Yager
                                  Title: President and Chief Executive
                                         Officer



                              BLACKSTONE iPCS CAPITAL PARTNERS L.P.

                              By: Blackstone Media Management Associates III, as general partner


                              By: /s/ Mark T. Gallogly
                                  ---------------------------------------------
                                  Name:  Mark T. Gallogly
                                  Title: Member


                              BLACKSTONE/iPCS L.L.C.

                              By:  Member


                              By: /s/ Mark T. Gallogly
                                  ----------------------------------------------
                                  Name:  Mark T. Gallogly
                                  Title: Member

                                  BLACKSTONE COMMUNICATIONS PARTNERS I L.P.

                                  By: Blackstone Communications Management
                                      Associates I L.L.C., as general partner


                                  By: /s/ Mark T. Gallogly
                                      ---------------------------------------
                                      Name:  Mark T. Gallogly
                                      Title: Member



                                  TCW/CRESCENT MEZZANINE PARTNERS II, L.P.
                                  TCW/CRESCENT MEZZANINE TRUST II

                                  By:  TCW/Crescent Mezzanine II, L.P.
                                       its general partner or managing owner

                                  By:  TCW/Crescent Mezzanine, L.L.C.
                                       its general partner


                                  By: /s/ John C. Rocchio
                                      -----------------------------------------
                                  Name:  John C. Rocchio
                                  Title: Managing Director



                                  TCW SHARED OPPORTUNITY FUND II, L.P.

                                  By:  TCW Investment Management Company
                                  Its Investment Manager

                                  By: /s/ John C. Rocchio
                                      -----------------------------------------
                                  Name:  John C. Rocchio
                                  Title: Managing Director


                                  By: /s/ Mark D. Senkpiel
                                      -----------------------------------------
                                  Name:  Mark D. Senkpiel
                                  Title: Managing Director

                                  SHARED OPPORTUNITY IIB, L.L.C.

                                  By:  TCW Asset Management Company
                                  as its Investment Adviser

                                  By: /s/ John C. Rocchio
                                      -----------------------------------------
                                  Name:  John C. Rocchio
                                  Title: Managing Director

                                  By: /s/ Mark D. Senkpiel
                                      -----------------------------------------
                                  Name:  Mark D. Senkpiel
                                  Title: Managing Director



                                  TCW SHARED OPPORTUNITY FUND III, L.P.

                                  By:  TCW Asset Management Company
                                  Its Investment Adviser

                                  By: /s/ John C. Rocchio
                                     ------------------------------------------
                                  Name:  John C. Rocchio
                                  Title: Managing Director

                                  By: /s/ Mark D. Senkpiel
                                      -----------------------------------------
                                  Name:   Mark D. Senkpiel
                                  Title:  Managing Director

                                  TCW LEVERAGED INCOME TRUST, L.P.

                                  By:  TCW Advisers (Bermuda), Ltd.
                                  as its General Partner


                                  By: /s/ Mark D. Senkpiel
                                      -----------------------------------------
                                  Name:  Mark D. Senkpiel
                                  Title: Managing Director


                                  By:  TCW Investment Management Company
                                  as Investment Adviser


                                  By: /s/ John C. Rocchio
                                      -----------------------------------------
                                  Name:  John C. Rocchio
                                  Title: Managing Director



                                  TCW LEVERAGED INCOME TRUST II, L.P.

                                  By:  TCW (LINC II), L.P.
                                  as its General Partner

                                  By:  TCW Advisers (Bermuda), Ltd.
                                  its General Partner

                                  By: /s/ Mark D. Senkpiel
                                      -----------------------------------------
                                  Name:  Mark D. Senkpiel
                                  Title: Managing Director


                                  By:  TCW Investment Management Company
                                  as Investment Adviser


                                  By: /s/ John C. Rocchio
                                      -----------------------------------------
                                  Name:  John C. Rocchio
                                  Title: Managing Director

                                  TCW LEVERAGED INCOME TRUST IV, L.P.

                                  By:  TCW Asset Management Company
                                  As its Investment Adviser


                                  By: /s/ John C. Rocchio
                                      -----------------------------------------
                                  Name:  John C. Rocchio
                                  Title: Managing Director

                                  By: /s/ Mark D. Senkpiel
                                      -----------------------------------------
                                  Name:  Mark D. Senkpiel
                                  Title: Managing Director

                                  By: TCW (LINC IV), L.L.C.
                                  As General Partner

                                  By:  TCW Asset Management Company
                                  As its Managing Member


                                  By: /s/ John C. Rocchio
                                      -----------------------------------------
                                  Name:  John C. Rocchio
                                  Title: Managing Director

                                  By: /s/ Mark D. Senkpiel
                                      -----------------------------------------
                                  Name:  Mark D. Senkpiel
                                  Title: Managing Director